                          SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]


Check the appropriate box:
[X]  Preliminary Proxy Statement           [_]  Confidential, for Use of the
[_]  Definitive Proxy Statement                 Commission Only (as permitted by
[_]  Definitive Additional Materials            Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                         EXODUS COMMUNICATIONS, INC.
             ---------------------------------------------------
              (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          _____________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          _____________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          _____________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

          _____________________________________________________________________

     (5)  Total fee paid:

          _____________________________________________________________________


[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

          _____________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

          _____________________________________________________________________

     (3)   Filing Party:

           _____________________________________________________________________

     (4)   Date Filed:

           _____________________________________________________________________

                                                                    May 5, 1999

To Our Stockholders:

   You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Exodus Communications, Inc. to be held at The Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California, on Wednesday, June 2, 1999, at 10:00 a.m., local time.

   The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

   It is important that you use this opportunity to take part in the affairs of Exodus by voting on the business to come before this meeting. Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

   We look forward to seeing you at the meeting.

                                          Sincerely,

                                          Richard S. Stoltz
                                          Executive Vice President, Finance,
                                           Chief Operating Officer and Chief
                                           Financial Officer

                          EXODUS COMMUNICATIONS, INC.
                          2831 Mission College Blvd.
                         Santa Clara, California 95054

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Exodus Communications, Inc. will be held at The Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California, on Wednesday, June 2, 1999, at 10:00 a.m., local time for the following purposes:

  1. To elect ten directors of the Company, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation, death or removal. The Company's Board of Directors intends to present the following nominees for election as directors:

      Frederick W.W. Bolander           Peter A. Howley
      K.B. Chandrasekhar                Max D. Hopper
      Mark Dubovoy                      Daniel C. Lynch
      John R. Dougery                   Thadeus J. Mocarski
      Ellen M. Hancock                  Kanwal S. Rekhi

  2. To approve an amendment to Exodus' Restated Certificate of Incorporation to increase the authorized number of shares of Common Stock issuable by the Company from 100,000,000 to 300,000,000.

  3. To amend the Company's 1998 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 2,000,000 shares from 3,000,000 shares to 5,000,000 shares.

  4. To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 1999.

  5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only stockholders of record at the close of business on April 22, 1999 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                        By Order of the Board of Directors

                                        Richard S. Stoltz
                                        Executive Vice President, Finance,
                                         Chief Operating Officer and Chief
                                         Financial Officer

Santa Clara, California
May 5, 1999

    Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage-paid envelope so that your shares may be represented at the meeting.

                          EXODUS COMMUNICATIONS, INC.
                          2831 Mission College Blvd.
                         Santa Clara, California 95054

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                  May 5, 1999

   The accompanying proxy is solicited on behalf of the Board of Directors of Exodus Communications, Inc., a Delaware corporation (the "Company" or "Exodus"), for use at the Annual Meeting of Stockholders of the Company to be held at The Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California, on Wednesday, June 2, 1999 at 10:00 a.m., local time (the "Meeting"). Only holders of record of the Company's Common Stock at the close of business on April 22, 1999 will be entitled to vote at the Meeting. At the close of business on April 22, 1999, the Company had 40,863,277 shares of Common Stock outstanding and entitled to vote. A majority of such shares, present in person or represented by proxy, will constitute a quorum for the transaction of business. This Proxy Statement and the accompanying form of proxy were first mailed to stockholders on or about May 5, 1999. An annual report for the year ended December 31, 1998 is enclosed with the Proxy Statement.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

   Holders of Exodus Common Stock are entitled to one vote for each share held as of the above record date.

   Directors will be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Proposal No. 2 requires for approval the affirmative vote of the majority of all outstanding shares of Common Stock entitled to vote. Proposal Nos. 3 and 4 require for approval the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote on the proposals. All votes will be tabulated by the inspector of election appointed for the Meeting, who will tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions will be counted towards a quorum and have the same effect as negative votes with regard to Proposal Nos. 2, 3 and 4. In the event that a broker indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, such broker non-votes will also be counted towards a quorum and will have the same effect as negative votes with regard to Proposal No. 2, but will not be counted for any purpose in determining whether Proposal Nos. 3 or 4 have been approved.

                           EXPENSES OF SOLICITATION

   The expenses of soliciting proxies to be voted at the Meeting will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders of the Company's Common Stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses. Skinner & Co. will assist the Company in obtaining the return of proxies at an estimated cost to the Company of $5,500.

                            REVOCABILITY OF PROXIES

   Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by a writing delivered to the Company stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting or by attendance at the Meeting and voting in person. Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

   The Board of Directors of Exodus has nominated for election as directors each of the following persons to serve until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified or until such director's earlier resignation, death or removal: K.B. Chandrasekhar, Ellen M. Hancock, Frederick W.W. Bolander, John R. Dougery, Mark Dubovoy, Max D. Hopper, Peter A. Howley, Daniel C. Lynch, Thadeus J. Mocarski and Kanwal S. Rekhi.

   Shares represented by the accompanying proxy will be voted "for" the election of the nominees recommended by the Board unless the proxy is marked in such a manner as to withhold authority so to vote. The size of the Company's Board is currently set at ten members. Each of the nominees is currently a director of the Company. In the event that any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the present Board may determine. The Company is not aware of any nominee who will be unable to or for good cause will not serve as a director.

                                                                                     Director
 Name of Director                  Age Principal Occupation                           Since
 ----------------                  --- --------------------                          --------
 K.B. Chandrasekhar..............   38 Chairman of the Board of Directors              1995

 Ellen M. Hancock................   56 Chief Executive Officer, President and          1998
                                       Director

 Frederick W.W. Bolander (1)(2)..   37 Managing Director, Gabriel Venture Partners     1996

 John R. Dougery (2).............   59 President, Dougery Ventures                     1996

 Mark Dubovoy (3)(4).............   52 General Partner, Information Technology         1996
                                       Ventures

 Max D. Hopper (1)(4)............   64 Chief Executive Officer, Max D. Hopper          1998
                                       Associates

 Peter A. Howley (1).............   59 Chief Executive Officer, IPWireless, Inc.       1996

 Daniel C. Lynch (3).............   57 Owner, Lynch Enterprises                        1998

 Thadeus J. Mocarski (3)(4)......   37 Managing Director, Fleet Equity Partners        1997

 Kanwal S. Rekhi (2).............   52 Director                                        1995

--------
(1) Member of the Compensation Committee
(2) Member of the Audit Committee
(3) Member of the Finance Committee
(4) Member of the Corporate Governance Committee

   K.B. Chandrasekhar, a co-founder of Exodus, has served as our Chairman of the Board of Directors since Exodus' incorporation in California in February 1995, as President from such incorporation until March 1998 and as Chief Executive Officer from such incorporation until September 1998. From 1992 to May 1995, he served as President and a director of Fouress, Inc., a network software design and development firm and Exodus' predecessor, which he co-founded. Mr. Chandrasekhar holds a B.S. degree in physics from Madras University and a B.Tech. degree in electronics and communications from the Madras Institute of Technology.

   Ellen M. Hancock has served as our President since March 1998 and our Chief Executive Officer since September 1998 and has been a director since April 1998. She has also served as the acting Vice President, Marketing from July 1998 to October 1998. From July 1996 to July 1997, she served as Executive Vice President for Research and Development and Chief Technology Officer of Apple Computer, Inc. From September 1995 to May 1996, Mrs. Hancock served as an Executive Vice President and Chief Operating Officer of National Semiconductor Corporation. From 1966 to February 1995, she served in various staff, managerial and executive positions at International Business Machines Corporation, most recently as Senior Vice President and Group Executive. Mrs. Hancock is also a director of Colgate-Palmolive Company and Aetna Inc. She holds a B.A. degree in mathematics from The College of New Rochelle and an M.A. degree in mathematics from Fordham University.

   Frederick W. W. Bolander has served as a director since October 1996. He has been a Managing Director of Gabriel Venture Partners, LLC, a venture capital firm under formation since January 1999. From October 1994 to December 1998, he was associated with Apex Investment Partners, a venture capital firm, where he held various capacities and retired as a general partner. From May 1993 to September 1993, he was a Consultant to the African Communications Group, a venture capital and project management firm, and from September 1985 to September 1992, he held the position of Manager for AT&T Corporation. Mr. Bolander is also a Director of Concord Communications, Inc. Mr. Bolander holds B.S. and M.S. degrees in electrical engineering from the University of Michigan and an M.B.A. degree from Harvard University.

   John R. Dougery has served as a director since February 1996. He has been President of Dougery Ventures, a venture capital firm, since January 1998. Prior to that time he was a general partner of Dougery & Wilder, a venture capital firm, from 1981 to December 1997. Mr. Dougery is also a director of Printronix, Inc. Mr. Dougery holds an A.B. degree in mathematics from the University of California, Berkeley and an M.B.A. degree from Stanford University.

   Mark Dubovoy has served as a director since October 1996. He was a founder and has served as a general partner of Information Technology Ventures since September 1994. Prior to that time, he was a general partner of Grace/Horn Ventures from 1991 to August 1994. Mr. Dubovoy holds a B.S. degree in physics from the National University of Mexico and M.A. and Ph.D. degrees in physics from the University of California, Berkeley.

   Max D. Hopper has served as a director since January 1998. Mr. Hopper has been the Chief Executive Officer of Max D. Hopper Associates, Inc., an IS management consulting firm, since January 1995. From 1985 to January 1995, he served in various positions at American Airlines, a subsidiary of AMR Corporation, most recently as Senior Vice President, Information Systems and Chairman of the SABRE Group. Mr. Hopper is also a director of Gartner Group, Inc., USData Corporation, VTEL Corporation, Worldtalk Corporation, Metrocall, Inc., Payless Cashways, Inc. and United Stationers, Inc. From April 1996 to August 1997, he served as a director of BBN Corporation. From March 1995 to February 1998, he served as a director of Centura Software Corporation. From August 1994 to February 1998, he served as a director of Computer Language Research, Inc. He holds a B.S. degree in mathematics from the University of Houston.

   Peter A. Howley has served as a director since September 1996. Since April 1999, Mr. Howley has served as the Chief Executive Officer of IPWireless, Inc. From May 1994 to April 1999, Mr. Howley has been a private consultant. From 1985 until April 1994, he served as Chairman of the Board, Chief Executive Officer and President of Centex Telemanagement, Inc., a telecommunications management company, which was acquired. Mr. Howley is also a director of FaxSAV, Inc. and WorldPort Communications, Inc. Mr. Howley holds a B.I.E. degree and an M.B.A. degree from New York University.

   Daniel C. Lynch has served as director since January 1998. Mr. Lynch has been the owner of Lynch Enterprises, a venture capital firm, since August 1993. From April 1994 to August 1996, he was a director of UUNet Technologies, Inc., an Internet service provider. From 1991 to August 1993, he was the Chairman of the Board of Interop, a conference and trade show company, which he founded and which is now a division of ZD

Comdex Forums. Mr. Lynch is a director of Cybercash, Inc., which he founded. He holds a B.S. degree in mathematics from Loyola Marymount University and an M.A. degree in mathematics from the University of California, Los Angeles.

   Thadeus J. Mocarski has served as a director since June 1997. Mr. Mocarski has been an officer of various entities affiliated with Fleet Equity Partners since January 1994. Prior to joining Fleet Equity Partners, Mr. Mocarski was an attorney with the law firm of Edwards & Angell from 1989 to January 1994. Mr. Mocarski holds a B.A. degree in economics and government from Colby College and a J.D. degree from the Washington College of Law.

   Kanwal S. Rekhi has served as a director since December 1995. Mr. Rekhi was the Chief Executive Officer of Cybermedia Inc., a consumer software company, from May 1998 until September 1998. He was retired from January 1995 to May 1998. He served as Executive Vice President and a director at Novell Inc., a network software company, from 1989 to December 1994. Mr. Rekhi holds a B.Tech. degree in electrical engineering from the Indian Institute of Technology, Bombay and an M.S. degree in electrical engineering from Michigan Technology Institute.

           The Board of Directors recommends a vote FOR the election
                      of each of the nominated directors

Board of Directors Meetings and Committees

   Board of Directors. During fiscal year 1998, the Board met thirteen times, including four telephone conference meetings, and acted by written consent two times. No director attended fewer than 75% of the aggregate of the total number of meetings of the Board (held during the period for which he or she was a director) and the total number of meetings held by all committees of the Board on which such director served (held during the period that such director served).

   Standing committees of the Board include an Audit Committee, a Compensation Committee, a Finance Committee and a Corporate Governance Committee.

   Audit Committee. Messrs. Bolander, Dougery and Rekhi are the current members of the Audit Committee. The Audit Committee met two times during 1998. The Audit Committee meets with the Company's independent accountants to review the adequacy of the Company's internal control systems and financial reporting procedures; reviews the general scope of the Company's annual audit and the fees charged by the independent accountants; reviews and monitors the performance of non-audit services by the Company's auditors, reviews the fairness of any proposed transaction between the Company and any officer, director or other affiliate of the Company (other than transactions subject to the review of the Compensation Committee), and after such review, makes recommendations to the full Board; and performs such further functions as may be required by any stock exchange or over-the-counter market upon which the Company's Common Stock may be listed.

   Compensation Committee. Messrs. Bolander, Hopper and Howley are the current members of the Compensation Committee. The Compensation Committee met ten times during 1998. The Compensation Committee makes decisions regarding all forms of salary paid to the executive officers of the Company; makes decisions regarding the grant of all forms of bonus and stock compensation provided to executive officers of the Company; makes decisions regarding the long-term strategy of employee compensation and the types of stock and other compensation plans to be used by the Company and the shares and amounts reserved thereunder, and any other compensation matters as from time to time directed by the Board of Directors; and administers the Company's employee stock and option plans.

   Corporate Governance Committee. Messrs. Dubovoy, Hopper and Mocarski are the current members of the Corporate Governance Committee which was established on July 28, 1998. The Corporate Governance Committee met one time during 1998. The Corporate Governance Committee reviews, monitors and recommends changes to the manner in which the Company is governed. The Corporate Governance Committee also reports to the Board on the above matters and makes specific recommendations for full Board action, as appropriate. The Corporate Governance Committee also acts as a nominating committee.

      PROPOSAL NO. 2--AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION

   On April 19, 1999, the Board of Directors approved an amendment to the Company's Restated Certificate of Incorporation, subject to stockholder approval, to increase the authorized number of shares of Common Stock of the Company from 100,000,000 shares, $0.001 par value per share, to 300,000,000 shares, $0.001 par value per share. The number of authorized shares of preferred stock will remain unchanged at 5,000,000 shares.

   At April 22, 1999, 40,863,277 shares of Exodus Common Stock were issued and outstanding, 10,729,733 shares were reserved for issuance upon exercise of outstanding options and 133,322 shares were reserved for issuance upon exercise of outstanding warrants. Also as of that date, an additional 4,063,865 shares of Exodus Common Stock were reserved for issuance under its existing stock and stock option plans (not including the increase being requested for the 1998 Equity Incentive Plan under Proposal No. 3). The proposed increase in the number of authorized shares of Common Stock from 100,000,000 to 300,000,000 would result in additional shares being available for, among other things, stock splits, stock dividends, issuance from time to time for other corporate purposes, such as acquisitions of companies or assets, sales of stock or securities convertible into stock and issuances pursuant to stock options or other employee benefit plans. The Company currently has no specific plans, arrangements or understandings with respect to the issuance of these additional shares, and no other change in the rights of stockholders is proposed. The Company believes that the availability of the additional shares will provide it with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment.

   If the stockholders approve the amendment, the Company will file a Certificate of Amendment of its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware reflecting the increase in authorized shares.

  The Board of Directors recommends a vote FOR the amendment to increase the number of shares of Common Stock authorized to be issued by the Company

    PROPOSAL NO. 3--APPROVAL OF AMENDMENT TO INCREASE THE NUMBER OF SHARES
          RESERVED FOR ISSUANCE UNDER THE 1998 EQUITY INCENTIVE PLAN

   The stockholders are being asked to approve an amendment to the 1998 Equity Incentive Plan (the "Incentive Plan") to increase the number of shares reserved for issuance thereunder by 2,000,000, or 4.9% of the total outstanding shares of the Company on April 22, 1999.

   The Board believes that the increase in the number of shares reserved for issuance under the Incentive Plan is in the best interests of the Company because of the continuing need to provide stock options to attract and retain quality employees and remain competitive in the industry. The granting of equity incentives under the Incentive Plan plays an important role in the Company's efforts to attract and retain employees of outstanding ability. The Board believes that the additional reserve of shares with respect to which equity incentives may be granted will provide the Company with adequate flexibility to ensure that the Company can continue to meet its goals and facilitate the Company's expansion of its employee base.

   The Board approved the proposed amendment on April 19, 1999, to be effective upon stockholder approval. Below is a summary of the principal provisions of the Incentive Plan, assuming stockholder approval of the amendment. The summary is not necessarily complete, and reference is made to the full text of the Incentive Plan.

Incentive Plan History

   The Incentive Plan, covering 1,500,000 shares of Common Stock, was adopted by the Board in January 1998 and approved by the stockholders in February 1998. On April 12, 1999, the Company effected a two-for-one stock split and the number of shares reserved for issuance under the Incentive Plan was automatically adjusted to 3,000,000 shares. The purpose of the Incentive Plan is to offer eligible persons an opportunity to participate in the Company's future performance through awards of stock options, restricted stock and stock bonuses.

   From inception of the Incentive Plan in January 1998 to April 22, 1999, options to purchase an aggregate of 3,782,780 shares of the Company's Common Stock were granted under the Incentive Plan. Of these, options were granted to the Named Executive Officers as follows: Ellen M. Hancock, 300,000 shares; K.
B. Chandrasekhar, 300,000 shares; Sam S. Mohamad, 120,000 shares; Richard S. Stoltz, 150,000 shares; B.V. Jagadeesh, 220,000 shares; Robert V. Sanford III, 100,000 shares and Herbert Dollahite, 220,000 shares. During the same period, the Company's executive officers as of April 22, 1999 as a group (seven persons) had been granted options to purchase a total of 1,090,000 shares and the current directors or nominees for election as a director who are not executive officers as a group (eight persons) had been granted 80,000 options. No options were granted during the period under the Incentive Plan to any associate of any executive officer or director of the Company, and no other person received 5% or more of such options.

Shares Subject to the Incentive Plan

   The stock subject to issuance under the Incentive Plan consists of shares of the Company's authorized but unissued Common Stock. The Board has reserved an aggregate of 5,000,000 shares of Common Stock for issuance under the Incentive Plan, after taking into account the proposed amendment. In addition, the following shares that were available on the effective date of the Incentive Plan or became available thereafter under the terms of the Company's 1997 Equity Incentive Plan (the "1997 Plan") will no longer be available for grant and issuance under the 1997 Plan, but rather will be available for grants and purchases under the Incentive Plan: (a) any shares not issued or subject to outstanding grants under the 1997 Plan on the effective date of the Incentive Plan, (b) any shares issuable upon exercise of awards granted under the 1997 Plan that expire or become unexercisable for any reason without having been exercised in full and (c) any shares that were issued under awards granted under the 1997 Plan that are repurchased at the original issue price or are forfeited.

   If any option granted pursuant to the Incentive Plan expires or terminates for any reason without being exercised in whole or in part, or any award granted thereunder terminates without shares being issued, the shares released from such award will again become available for grant and purchase under the Incentive Plan. In the event that shares issued pursuant to awards granted under the Incentive Plan are repurchased at the original issue price, such shares will also again become available for grant and purchase under the Incentive Plan. The number of shares is subject to proportional adjustment to reflect stock splits, stock dividends and other similar events.

Eligibility

   Employees, officers, directors, consultants, independent contractors and advisors of the Company (and of any parent and subsidiaries) are eligible to receive awards under the Incentive Plan (the "Participants"). No Participant is eligible to receive more than 750,000 shares of Common Stock in any calendar year under the Incentive Plan, other than new employees of the Company (including directors and officers who are also new employees) who are eligible to receive up to a maximum of 1,250,000 shares of Common Stock in the calendar year in which they commence their employment with the Company. As of April 21, 1999, approximately 851 persons were in the class of persons who would be eligible to participate in the Incentive Plan, 153,858 shares had been issued upon exercise of options, 3,462,786 shares were subject to outstanding options and 15,334 shares had been issued pursuant to restricted stock awards or stock bonus awards. As of that date, 2,428,210 shares were available for future grant pursuant to the Incentive Plan, after taking into account the proposed amendment to the Incentive Plan and the shares originally reserved for issuance under the 1997 Plan that have become available for distribution under the Incentive Plan. The closing price of the Company's Common Stock on the Nasdaq National Market was $84.0 per share on April 21, 1999, the last trading day before the Record Date.

Administration

   The Incentive Plan will be administered by the Compensation Committee of the Company's Board of Directors (the "Committee"). The Committee currently consists of Frederick W.W. Bolander, Max D. Hopper and Peter A. Howley. Each of these directors is a "non-employee director", within the meaning of Rule 16b-3 promulgated under the Exchange Act, and an "outside director", within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

   Subject to the terms of the Incentive Plan, the Committee will determine the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of such awards. The Committee will also have the authority to construe and interpret any of the provisions of the Incentive Plan or any awards granted thereunder.

Stock Options

   The Incentive Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Nonqualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including officers and directors who are also employees) of the Company or any parent or subsidiary of the Company.

   The option exercise price for each ISO share must be no less than 100% of the "fair market value" (as defined in the Incentive Plan) of a share of Common Stock at the time the ISO is granted. In the case of an ISO granted to a 10% stockholder, the exercise price for each such ISO share must be no less than 110% of the fair market value of a share of Common Stock at the time the ISO is granted. The option exercise price for each NQSO share must be no less than 85% of the fair market value of a share of Common Stock at the time of grant.

   The exercise price of options granted under the Incentive Plan may be paid as approved by the Committee at the time of grant: (1) in cash (by check); (2) by cancellation of indebtedness of the Company to the Participant; (3) by surrender of shares of the Company's Common Stock obtained by Participant in the public market or owned by the Participant for at least six months and having a fair market value on the date of surrender equal to the aggregate exercise price of the option; (4) by tender of a full recourse promissory note; (5) by waiver of compensation due to or accrued by the Participant for services rendered; (6) by a "same-day sale" commitment from the Participant and a National Association of Securities Dealers, Inc. ("NASD") broker; (7) by a "margin" commitment from the Participant and a NASD broker; or (8) by any combination of the foregoing.

Restricted Stock Awards

   The Committee may grant Participants restricted stock awards to purchase stock either in addition to, or in tandem with, other awards under the Incentive Plan under such terms, conditions and restrictions as the Committee may determine. A restricted stock award is an offer by the Company to sell to a Participant shares of the Company's Common Stock that are subject to restrictions established by the Committee. These restrictions may be based upon completion by the Participant of a specified number of years of service or by the attainment of certain performance goals established by the Committee. The purchase price for each such award is determined by the Committee at the time of grant and may be less than the fair market value of the Company's Common Stock on the date of the award. In the case of an award to a 10% stockholder, the purchase price will be 100% of fair market value. The purchase price may be paid for in any of the forms of consideration listed in items (1) through (5) in "Stock Options" above, as are approved by the Committee at the time of grant.

Stock Bonus Awards

   The Committee may grant Participants stock bonus awards either in addition to, or in tandem with, other awards under the Incentive Plan under such terms, conditions and restrictions as the Committee may determine. A stock bonus is an award of shares for services rendered. Stock bonuses may be awarded for past services already rendered or upon satisfaction of performance goals that are set out in advance in the Participant's stock bonus award agreement.

Mergers, Consolidations, Change of Control

   In the event of a merger, consolidation, dissolution or liquidation of the Company, the sale of substantially all of the assets of the Company or any other similar corporate transaction, the successor corporation may assume, replace or substitute equivalent awards in exchange for those granted under the Incentive Plan or provide substantially similar consideration, shares or other property as was provided to stockholders of the Company (after taking into account provisions of the awards). In the event that the successor corporation does not assume, replace or substitute the options awarded, such options will expire upon the closing of such transaction at the time and upon the conditions as the Committee determines. The Committee may, in its sole discretion, provide that the vesting of any or all awards granted pursuant to the Incentive Plan will accelerate in whole or in part.

Amendment of the Incentive Plan

   The Board may, at any time, terminate or amend the Incentive Plan, including amending any form of award agreement or instrument to be executed pursuant to the Incentive Plan. The Board will not amend the Incentive Plan, without the approval of the stockholders, in any manner that requires stockholder approval.

Term of the Incentive Plan

   Unless terminated earlier as provided in the Incentive Plan, the Incentive Plan will expire on January 14, 2008, ten (10) years from the date the Incentive Plan was adopted by the Board of Directors.

Federal Income Tax Information

   THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS PROXY STATEMENT OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE INCENTIVE PLAN. THE FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. ANY TAX EFFECTS THAT ACCRUE TO FOREIGN PARTICIPANTS AS A RESULT OF PARTICIPATING IN THE INCENTIVE PLAN ARE GOVERNED BY THE TAX LAWS OF THE COUNTRIES IN WHICH SUCH PARTICIPANT RESIDES. EACH PARTICIPANT WILL BE ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE INCENTIVE PLAN.

   Incentive Stock Options. A Participant will recognize no income upon grant of an ISO and incur no tax on its exercise, unless the Participant is subject to the alternative minimum tax ("AMT"). If the Participant holds shares acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the Participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares. The rate of taxation that applies to capital gain depends upon the amount of time the ISO Shares are held by the Participant.

   If the Participant disposes of ISO Shares prior to the expiration of either required holding period (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be capital gain, taxed at a rate that depends upon the amount of time the ISO Shares were held by the Participant.

   Alternative Minimum Tax. The difference between the option exercise price and the fair market value of the ISO Shares that are vested on the date of exercise is an adjustment to income for purposes of the AMT. If a Participant exercises an ISO before it has fully vested, the Participant may incur an AMT liability as the ISO Shares vest and the right of repurchase in the Company to purchase the ISO Shares at the original issue price lapses, unless the Participant makes a timely election under Code Section 83(b) (an "83(b) election"). The AMT (imposed to the extent it exceeds the taxpayer's regular income tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($45,000 in case of a joint return, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

   Nonqualified Stock Options. A Participant will not recognize any taxable income at the time an NQSO is granted. However, upon exercise of an NQSO for vested shares, the Participant must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the Participant's exercise price. The included amount must be treated as ordinary income by the Participant and may be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's salary). If a Participant exercises an NQSO before it has fully vested, the Participant may incur a regular income liability as the shares vest and the right of repurchase in the Company to purchase the shares at the original issue price lapses, unless the Participant makes a timely 83(b) election. Upon resale of the shares by the Participant, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss, taxable at a rate that depends upon the length of time the shares were held by the Participant.

   Restricted Stock and Stock Bonus Awards. A Participant who receives a restricted stock award or a stock bonus award will include the amount of the award in income as compensation at the time that any forfeiture restrictions on the shares of stock lapse, unless the Participant makes a timely 83(b) election. If the Participant does not timely make an 83(b) election, the Participant will include in income the fair market value of the shares of stock on the date that the restrictions lapse as to those shares, less any purchase price paid for such shares. The included amount may be treated as ordinary income by the Participant and will be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's award).

   If the Participant makes a timely 83(b) election, the Participant who receives a restricted stock award will include in income as ordinary income, the fair market value of the shares of stock on the date of receipt of the award, less any purchase price paid for such shares and the Participant who receives a stock bonus will include in income as ordinary income, the fair market value of the shares of stock on the date of receipt of the award. The income may be subject to withholding by the Company (either by payment in cash or withholding out of the Participant's award). If the award is subsequently forfeited, the Participant will not receive any deduction for the amount treated as ordinary income.

   Maximum Tax Rates. The maximum tax rate applicable to ordinary income is 39.6%. Long-term capital gain will be taxed at a maximum of 20%. In order to receive long-term capital gain treatment, the shares acquired pursuant to the Incentive Plan must be held for more than twelve months. Capital gains may be offset by capital losses and up to $3,000 of capital losses may be offset annually against ordinary income.

   Tax Treatment of the Company. The Company generally will be entitled to a deduction in connection with the exercise of an NQSO by a Participant or the receipt by the Participant of restricted stock or a stock bonus to the extent that the Participant recognizes ordinary income and the Company properly reports such income to the Internal Revenue Service (the "IRS"). The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the Participant recognizes ordinary income on a disqualifying disposition of the ISO Shares, provided that the Company properly reports such income to the IRS.

ERISA

   The Incentive Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under
Section 401(a) of the Code.

 The Board of Directors recommends a vote FOR the approval of the amendment to the 1998 Equity Incentive Plan

      PROPOSAL NO. 4--RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   The Board of Directors has selected KPMG LLP, independent auditors, to audit the financial statements of the Company for the year ending December 31, 1999, and recommends that the stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Representatives of KPMG LLP will be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so, and will be available to respond to appropriate questions.

         The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG LLP

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information, as of April 22, 1999, with respect to the beneficial ownership of our Common Stock by (i) each stockholder known by us to be the beneficial owner of more than 5% of our Common Stock, (ii) each director, (iii) each person who served as our chief executive officer in 1998, (iv) the three other most highly compensated executive officers who were executive officers as of December 31, 1998 and earned more than $100,000 in 1998, (v) two additional individuals who were executive officers during 1998 and (vi) all current directors and executive officers as a group.

                                                                              Amount and Nature of
Name and Address of Beneficial Owner                                         Beneficial Ownership(1) Percent of Class
------------------------------------                                         ----------------------- ----------------
Janus Capital Corporation (2)..............................................         4,534,306              10.9%
FMR Corp. (3)..............................................................         4,490,244              10.9
K.B. Chandrasekhar (4).....................................................         1,551,118               3.8
B.V. Jagadeesh (5).........................................................           846,606               2.1
John R. Dougery (6)........................................................           748,754               1.8
Kanwal S. Rekhi (7)........................................................           701,608               1.7
Ellen M. Hancock (8).......................................................           571,122               1.4
Richard S. Stoltz (9)......................................................           381,494                 *
Thadeus J. Mocarski (10)...................................................           370,062                 *
Mark Dubovoy (11)..........................................................           296,600                 *
Peter A. Howley (12).......................................................           249,838                 *
Robert V. Sanford III (13).................................................           128,764                 *
Daniel C. Lynch (14).......................................................            94,500                 *
Sam S. Mohamad (15)........................................................            67,736                 *
Herbert Dollahite (16).....................................................            38,402                 *
Max D. Hopper (17).........................................................            27,530                 *
Frederick W.W. Bolander (18)...............................................             6,540                 *
All current executive officers and directors as a group (15 persons) (19)..         5,171,304              12.4%

--------
   * Represents less than 1% of our outstanding Common Stock.
 (1) Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of Common Stock subject to options or convertible notes that are currently exercisable or exercisable within 60 days of April 22, 1999 are deemed to be outstanding and to be beneficially owned by the person holding such options or convertible notes for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
 (2) Based upon a Schedule 13G filed with the Securities and Exchange Commission on March 11, 1999. Includes 722,455 shares of Common Stock resulting from the assumed conversion of $33,000,000 principal amount of our 5% convertible subordinated notes due March 15, 2006. Janus Capital Corporation is a registered investment adviser which furnishes investment advice to several investment companies registered under Section 8 of the Investment Company Act of 1940 and individual and institutional clients. The address of Janus Capital Corporation is 100 Fillmore Street, Suite 300, Denver, CO 80206-4923.
 (3) Based upon a Schedule 13G filed with the Securities and Exchange Commission on March 10, 1999. Includes 153,244 shares of Common Stock resulting from the assumed conversion of $7,000,000 principal amount of our 5% convertible subordinated notes due March 15, 2006. FMR Corp. reported sole dispositive power with respect to 4,490,244 shares of Common Stock and sole voting power with respect to 171,500 shares of Common Stock. The address of FMR Corp. is 82 Devonshire Street, Boston, MA 02109.
 (4) Includes 147,996 shares held by Mr. Chandrasekhar and his wife as trustees for three trusts for their minor children, 4,256 shares held by the K.B. Chandrasekhar Family Foundation, of which Mr. Chandrasekhar is a trustee, and 217,668 shares subject to options exercisable within 60 days of April 22, 1999. Mr. Chandrasekhar is our Chairman of the Board of Directors.

 (5) Includes 469,664 shares held by Mr. Jagadeesh and his wife as trustees for the Jagadeesh Family Trust, 56,476 shares held by Mr. Jagadeesh and his wife as trustees for two trusts for their minor children and 120,466 shares subject to options exercisable within 60 days of April 22, 1999. Mr. Jagadeesh, a co-founder of Exodus, served as our Vice President, Engineering until October 26, 1998 and is currently our Chief Technology Officer.
 (6) Represents 439,608 shares held in the Dougery Revocable Trust, of which Mr. Dougery and his wife are the trustees, 223,548 shares held by Mr. Dougery as trustee of three trusts for his children, 52,300 shares held by Mr. Dougery's wife as trustee for a separate trust, 30,798 shares held by Dougery Ventures LLC, of which Mr. Dougery is President, and 2,500 shares subject to options exercisable within 60 days of April 22,1999. Mr. Dougery is a director.
 (7) Represents 580,416 shares held by Mr. Rekhi and his wife as trustees for the Rekhi Family Trust, 9,996 shares held by Mr. Rekhi as custodian for minor children, 108,696 shares held by Mr. Rekhi, his wife and one other individual as trustees for two other trusts, and 2,500 shares subject to options exercisable within 60 days of April 22, 1999. Mr. Rekhi is a director.
 (8) Represents 454,482 shares held by Mrs. Hancock and her husband and 116,640 shares subject to options exercisable within 60 days of April 22, 1999. Mrs. Hancock is our Chief Executive Officer, President and a director.
 (9) Represents 276,028 shares held by Mr. Stoltz and his wife and 105,466 shares subject to options exercisable within 60 days of April 22, 1999. Mr. Stoltz is our Executive Vice President, Finance, Chief Operating Officer and Chief Financial Officer.
(10) Represents 201,754 shares held by Fleet Venture Resources, Inc., 86,466 shares held by Fleet Equity Partners VI, L.P., 73,404 shares held by Chisholm Partners III, L.P., 5,398 shares held by Kennedy Plaza Partners, and 540 shares and 2,500 shares subject to options exercisable within 60 days of April 22, 1999 held by Mr. Mocarski. Mr. Mocarski, a director of Exodus, is a Senior Vice President of each of (i) Fleet Venture Resources, Inc., (ii) Fleet Growth Resources II, Inc., a general partner of Fleet Equity Partners VI, L.P. and (iii) Silverado III, Corp., the general partner of Silverado III, L.P., the general partner of Chisholm Partners III, L.P. Mr. Mocarski is also a general partner of Kennedy Plaza Partners. Mr. Mocarski may be deemed to share investment and voting power in the aforementioned securities with Mr. Robert M. Van Degna and Mr. Habib Y. Gorgi in their capacities as Chairman and Chief Executive Officer, and President, respectively, of each of (i) Fleet Venture Resources, Inc., (ii) Fleet Growth Resources II, Inc. and (iii) Silverado III, Corp. and as managing general partners of Kennedy Plaza Partners. Messrs. Mocarski, Van Degna and Gorgi disclaim beneficial ownership of such securities except to the extent of their respective pecuniary interests therein.
(11) Includes 249,136 shares held by Information Technology Ventures, L.P., 6,128 shares held by ITV Affiliates Fund, L.P., 388 shares held by ITV Management, LLC, and 2,500 shares subject to options exercisable within 60 days of April 22, 1999. Mr. Dubovoy, a director of Exodus, is a managing member of ITV Management, LLC, the general partner of Information Technology Ventures, L.P. and ITV Affiliates Fund, L.P.
(12) Includes 26,500 shares subject to options exercisable within 60 days of April 22, 1999. Mr. Howley is a director.
(13) Includes 45,002 shares subject to options exercisable within 60 days of April 22, 1999. Mr. Sanford is our Vice President, Operations.
(14) Includes 15,834 shares subject to options exercisable within 60 days of April 22, 1999. Mr. Lynch is a director.
(15) Represents 67,736 shares subject to options exercisable within 60 days of April 22, 1999. Mr. Mohamad is our Executive Vice President, Worldwide Sales and Professional Services.
(16) Represents 38,402 shares subject to options exercisable within 60 days of April 22, 1999. Mr. Dollahite is our Executive Vice President, Customer Services and Support and Quality.
(17) Includes 15,834 shares subject to options exercisable within 60 days of April 22, 1999. Mr. Hopper is a director.

(18) Includes 2,500 shares subject to options exercisable within 60 days of April 22, 1999. Mr. Bolander is a director of Exodus.
(19) Includes 682,580 shares subject to options exercisable within 60 days of April 22, 1999 held by our executive officers and directors. Does not include shares or options owned by Mr. Jagadeesh and Mr. Sanford.

                              EXECUTIVE OFFICERS

   The following sets forth certain information with regard to executive officers of the Company:

Name                         Age                     Position
----                         ---                     --------
K.B. Chandrasekhar..........  38 Chairman of the Board of Directors
Ellen M. Hancock............  56 Chief Executive Officer, President and Director
Richard S. Stoltz...........  54 Executive Vice President, Finance, Chief
                                 Operating Officer and Chief Financial Officer
Sam S. Mohamad..............  40 Executive Vice President, Worldwide Sales and
                                 Professional Services
James J. McInerney..........  46 Executive Vice President, Engineering
Herbert Dollahite...........  47 Executive Vice President, Customer Services and
                                 Support and Quality
Susan R. Farber.............  47 Vice President, Marketing and Strategy

   K.B. Chandrasekhar, a co-founder of Exodus, has served as our Chairman of the Board of Directors since Exodus' incorporation in California in February 1995, as President from such incorporation until March 1998 and as Chief Executive Officer from such incorporation until September 1998. From 1992 to May 1995, he served as President and a director of Fouress, Inc., a network software design and development firm and Exodus' predecessor, which he co-founded. Mr. Chandrasekhar holds a B.S. degree in physics from Madras University and a B.Tech. degree in electronics and communications from the Madras Institute of Technology.

   Ellen M. Hancock has served as our President since March 1998 and our Chief Executive Officer since September 1998 and has been a director since April 1998. She also served as the acting Vice President, Marketing from July 1998 to October 1998. From July 1996 to July 1997, she served as Executive Vice President for Research and Development and Chief Technology Officer of Apple Computer, Inc. From September 1995 to May 1996, Mrs. Hancock served as an Executive Vice President and Chief Operating Officer of National Semiconductor Corporation. From 1966 to February 1995, she served in various staff, managerial and executive positions at International Business Machines Corporation, most recently as Senior Vice President and Group Executive. Mrs. Hancock is also a director of Colgate-Palmolive Company and Aetna Inc. She holds a B.A. degree in mathematics from The College of New Rochelle and an M.A. degree in mathematics from Fordham University.

   Richard S. Stoltz, a co-founder of Exodus, has served as our Executive Vice President, Finance since December 1998, and our Chief Operating Officer and Chief Financial Officer since October 1995 and was a director from January 1996 to October 1996. From February 1994 to September 1995, he was an independent consultant specializing in financial and management information system issues. From 1992 to January 1994, Mr. Stoltz served as Vice President of Finance, Treasurer and Chief Financial Officer of Radius Inc., a computer hardware company. Mr. Stoltz holds a B.S.B.A. degree in marketing and an M.B.A. degree from The American University.

   Sam S. Mohamad has served as our Executive Vice President, Worldwide Sales and Professional Services since December 1998 and as our Vice President, Worldwide Sales from February 1997 to December 1998. From March 1996 to January 1997, he served as Vice President of Sales and Marketing of Genuity, Inc., a provider of data center products and services. From 1987 to February 1996, Mr. Mohamad held various positions at Oracle Corporation, most recently as Vice President of Direct Sales and Marketing.

   James J. McInerney has served as our Executive Vice President, Engineering since February 1999 and served as our Vice President, Engineering from October 1998 to February 1999. From November 1995 to October 1998, he served as Vice President of Software Engineering at Synopsys, Inc., a provider of software tools for electronic design automation. From 1974 to October 1995, Mr. McInerney served in various research, managerial and executive positions at International Business Machines Corporation, most recently as Director, Intelligent Communication Services. He holds B.S. and M.S. degrees in mathematics from Polytechnic University in New York.

   Herbert Dollahite has served as our Executive Vice President, Customer Services and Support and Quality since November 1998, and served as our Vice President, Quality from June 1998 to November 1998. From August 1994 to June 1998, he served as Senior Engineer/Scientist II, Senior Manager, Central Quality, Director, Integration Quality, and Senior Director, Global Quality Engineering of Apple Computer Inc. Dr. Dollahite holds a B.S. degree in Engineering from Cornell University, an M.B.A. degree from University of Virginia, and a Ph.D. degree in Computer Science from University of Alabama-- Huntsville.

   Susan R. Farber has served as our Vice President, Marketing and Strategy since November 1998. From April 1998 to October 1998, she served as Chief Operating Officer of Fusion Telecommunications. From July 1996 to April 1998, Ms. Farber served as Vice President, Business Markets, for GTE. From 1994 to July 1996, she served as Consultant, International Technology Practice for Heidrick & Struggles. From 1993 to 1994, Ms. Farber served as Vice President, Marketing for Nielsen Europe. Ms. Farber holds a B.A. degree from Georgetown University and an M.B.A. degree from George Washington University.

                            EXECUTIVE COMPENSATION

Officer Compensation

   The following table sets forth all compensation awarded to, earned by or paid for services rendered to Exodus in all capacities during the years ended December 31, 1997 and 1998 by (i) each person who served as our chief executive officer in 1998, (ii) the three other most highly compensated executive officers other than the chief executive officer who were serving as executive officers as of December 31, 1998, and (iii) two other individuals who were executive officers during 1998 (collectively, the "Named Executive Officers").

                          Summary Compensation Table

                                                                      Long-Term
                                                                     Compensation
                                                                        Awards
                                                                     ------------
                                      Annual Compensation
                              --------------------------------------  Securities
                               Salary                 Other Annual    Underlying
                         Year   ($)       Bonus ($) Compensation ($)   Options
                         ---- --------    --------- ---------------- ------------
Ellen M. Hancock........ 1998 $156,213          --           --       1,743,962
 President and Chief
 Executive Officer (1)

K.B. Chandrasekhar...... 1998  211,101     $75,000       $9,689(2)      966,668
 Chairman of the Board   1997  160,000      75,000        5,373(2)      500,004
 of Directors (1)

Sam S. Mohamad.......... 1998  381,546(3)       --        5,000(2)      120,000
 Executive Vice          1997  273,626(3)   70,000           --         333,336
 President, Worldwide
 Sales and Professional
 Services

Richard S. Stoltz....... 1998  160,839     100,000           --         306,000
 Executive Vice          1997  147,500      40,000           --         116,668
 President, Finance,
 Chief Operating Officer
 and Chief Financial
 Officer

B.V. Jagadeesh.......... 1998  150,787      85,000           --         220,000
 Chief Technical Officer 1997  135,000      40,000           --         116,668
 (4)

Robert V. Sanford III... 1998  150,787      65,000           --         100,000
 Vice President,         1997  101,250      35,000           --         183,334
 Operations (4)

Herbert Dollahite....... 1998   95,192       6,000           --         220,000
 Executive Vice          1997       --          --           --              --
 President, Customer
 Services and Support
 and Quality (5)

--------
(1) Mr. Chandrasekhar ceased serving as our President in March 1998 and as our Chief Executive Officer in September 1998 when Ellen M. Hancock was appointed to those positions. Mr. Chandrasekhar remains as Chairman of the Board of Directors.
(2) Represents a car allowance.
(3) Includes sales commissions of $209,366 in 1998 and $130,542 in 1997.
(4) No longer an executive officer.
(5) Mr. Dollahite joined us in June 1998.

   The following table sets forth further information regarding option grants to each of the Named Executive Officers during 1998. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their respective ten-year terms. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted to the end of the option terms.

                             Option Grants in 1998

                                                                          Potential Realizable
                                                                                Value at
                                                                          Assumed Annual Rates
                         Number of  Percentage                                     of
                         Securities  of Total                                 Stock Price
                         Underlying  Options                                Appreciation for
                          Options   Granted to                              Option Term (2)
                          Granted   Employees  Exercise Price Expiration ----------------------
          Name             (#)(1)    in 1998   Per Share ($)     Date        5%         10%
          ----           ---------- ---------- -------------- ---------- ---------- -----------
Ellen M. Hancock........ 1,443,962     18.4%      $ 4.500      03/10/08  $4,086,450 $10,355,866
                            20,832      0.3        20.000      12/08/08     262,023     664,017
                           279,168      3.6        20.000      12/08/08   3,511,345   8,898,438

K.B. Chandrasekhar......   333,334      4.2         4.500      01/27/08     943,344   2,390,618
                           333,334      4.2         9.000      01/27/08   1,886,688   4,781,237
                            12,390      0.2        20.000      12/08/08     155,840     394,929
                           287,610      3.7        20.000      12/08/08   3,617,528   9,167,525

Sam S. Mohamad..........    16,266      0.2        20.000      12/08/08     204,592     518,476
                           103,734      1.3        20.000      12/08/08   1,304,755   3,306,506

Richard S. Stoltz.......    99,200      1.3         3.825      02/17/08     238,628     604,730
                            20,800      0.3         3.825      02/17/08      50,035     126,798
                           150,000      1.9        20.000      12/08/08   1,886,684   4,781,227

B.V. Jagadeesh..........    99,200      1.3         3.825      02/17/08     238,628     604,730
                            20,800      0.3         3.825      02/17/08      50,035     126,798
                           100,000      1.3        20.000      12/08/08   1,257,789   3,187,485

Robert V. Sanford III...    19,174      0.2        20.000      12/08/08     241,169     611,168
                            80,826      1.0        20.000      12/08/08   1,016,621   2,576,317

Herbert Dollahite.......    41,926      0.5         9.938      09/08/08     262,022     664,016
                            58,074      0.7         9.938      09/08/08     362,942     919,765
                           120,000      1.5        20.000      12/08/08   1,509,347   3,824,982

--------
(1) These options were generally granted at fair market value, except for the option granted to Mr. Chandrasekhar with an exercise price per share of $9.00, which was above fair market value. The options generally vest over a 50-month period so long as the individual is employed by us, except that the two options granted to Mr. Chandrasekhar, each for 333,334 shares of Common Stock at per share exercise prices of $4.50 and $9.00, respectively, vest in full upon the third and fifth anniversaries of the date of grant (January 27, 1998), respectively. Both options will accelerate and become fully vested if we are acquired or sell all or substantially all of our assets or if Mr. Chandrasekhar is terminated other than for cause.
(2) The 5% and 10% assumed annual rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent our estimate or projection of future Common Stock prices.

   The following table sets forth the number of shares acquired upon the exercise of stock options during 1998 and the number of shares covered by both exercisable and unexercisable stock options held by each of the Named Executive Officers at December 31, 1998. Also reported are values of unexercised "in-the-money" options, which represent the positive spread between the respective exercise prices of outstanding stock options and the fair market value of our Common Stock on December 31, 1998 ($32.125 per share).

            Aggregated Option Exercises in 1998 and Year-End Values

                                                     Number of Securities      Value of Unexercised
                                                    Underlying Unexercised     In-the-Money Options
                            Shares                    Options at Year-End           at Year-End
                         Acquired on     Value     ------------------------- -------------------------
          Name           Exercise (#) Realized ($) Exercisable Unexercisable Exercisable Unexercisable
          ----           ------------ ------------ ----------- ------------- ----------- -------------
Ellen M. Hancock........   231,034     $1,523,376     28,880     1,484,048   $  797,810   $36,346,826
K.B. Chandrasekhar......        --             --    125,000     1,341,670    3,977,375    32,470,703
Sam S. Mohamad..........   104,000      1,847,609     13,334       336,000      424,705     8,332,414
Richard S. Stoltz.......        --             --     59,066       306,602    1,786,103     6,471,488
B.V. Jagadeesh..........        --             --     80,066       256,602    2,454,034     5,865,238
Robert V. Sanford III...    95,666        982,701     11,000       176,668      351,388     3,660,134
Herbert Dollahite.......        --             --     12,002       207,998      266,294     3,407,456

   Executive Employment Policy. In December 1997, the Board adopted a form of Executive Employment Policy (the "Policy") to be entered into between us and each of our executive officers and certain of our other employees (together, the "Executives"). Pursuant to the Policy, in the event of a "Termination" (as defined in the Policy) resulting from a "Change of Control" (as defined in the Policy), each Executive's base salary and medical benefits would continue for 18 months for the Chairman, Chief Executive Officer and President and up to 12 months for other Executives. In addition, in the event of a Change in Control, each Executive's options would become exercisable with respect to 50% of such Executive's remaining unvested shares subject to such options. In the event of an "Involuntary Termination" (as defined in the Policy), base salary and medical benefits would generally continue for shorter time periods than those set forth above and the Executive's options would continue to vest during such period. An Executive that "Voluntarily Terminates" (as defined in the Policy) or is terminated for "Cause" (as defined in the Policy) would generally not receive any compensation, additional stock option vesting or other benefits after the date of termination. Pursuant to the Policy, during the term of any payments made to an Executive after termination, such Executive would not be permitted to manage, operate, control, participate in the management, operation or control of or be employed by any other person or entity that is engaged in providing services that are directly competitive with the services offered by us.

Director Compensation

   Our directors do not receive cash compensation for their services as directors but are reimbursed for their reasonable expenses in attending meetings of the Board. Under our 1998 Directors Stock Option Plan, each member of the Board who is not our employee is automatically granted an option for 40,000 shares upon joining the Board, which will vest as to 33 1/3% of the total shares on each annual anniversary of the date of grant provided the optionee is still a member of the Board or a consultant to us. In 1998, directors Lynch and Hopper each received an option for 40,000 shares at an exercise price of $7.50 per share. At each annual meeting of stockholders, each eligible director will automatically be granted an additional option for 10,000 shares, which will vest as to 25% of the total shares on each annual anniversary of the date of grant provided the optionee is still a member of the Board or a consultant to us. In May 1998, directors Bolander, Dougery, Dubovoy, Hopper, Howley, Lynch, Mocarski and Rekhi each received an option for 10,000 shares at an exercise price of $15.344 per share.

   In February 1998, we sold shares of Series D Preferred Stock convertible into 66,666 and 11,696 shares of Common Stock at a purchase price per share of $4.275 to directors Lynch and Hopper, respectively. Such shares have since been converted into Common Stock.

Compensation Committee Interlocks and Insider Participation

   None of the members of the Compensation Committee of the Board, consisting of directors Bolander, Howley and Hopper, was at any time during 1998 an officer or employee of Exodus. No executive officer of Exodus served during 1998 or serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or our Compensation Committee.

                                 REPORT OF THE
                            COMPENSATION COMMITTEE

   This Report of the Compensation Committee is required by the Securities and Exchange Commission (the "SEC") and, in accordance with the SEC's rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Securities Exchange Act of 1934, (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed "soliciting material" or "filed" under either the Securities Act or the Exchange Act.

To the Board of Directors:

   Final decisions regarding executive compensation and stock option grants to executives are made by the Compensation Committee of the Board of Directors (the "Committee"). The Committee is comprised of three independent non-employee directors whose names appear below. None of these directors has interlocking relationships as defined by the SEC.

GENERAL COMPENSATION POLICY

   The Committee acts on behalf of the Board to establish the Company's general compensation policy for all employees of the Company. The Committee typically reviews base salary levels and target bonuses for the executive officers of the Company at or about the beginning of each fiscal year. The Committee administers the Company's incentive and equity plans, including the 1999 Stock Option Plan (the "1999 Plan"), the 1998 Equity Incentive Plan (the "1998 Plan"), the 1997 Equity Incentive Plan, the 1995 Stock Option Plan and the 1998 Employee Stock Purchase Plan.

   The Committee's philosophy in compensating the Company' executive officers, including the Company's CEO and President, is to relate compensation to corporate performance. Consistent with this philosophy, the incentive component of the compensation of the executive officers of the Company is contingent on corporate revenue and customer satisfaction performance. Long-term equity incentives for executive officers are effected through the granting of stock options. Stock options generally have value for the executive only if the price of the Company's stock increases above the fair market value on the grant date and the executive remains in the Company's employ for the period required for the shares to vest.

   The base salaries, incentive compensation and stock option grants of the executive officers are determined in part by the Committee informally reviewing data on prevailing compensation practices in technology companies with whom the Company competes for executive talent and by the Committee evaluating such information in connection with the Company's corporate goals. Subject to the limitations regarding available data, the Committee compared the compensation of the Company's executive officers with the compensation practices of comparable companies to determine base salary, target bonuses and target total cash compensation.

   The Company used the Goldman Sachs Internet Index as its published line of business index. The compensation practices of most of the companies in this Index were not reviewed by the Committee when it reviewed the compensation practices of comparable companies because the Committee determined that they were not the companies the Company competes with for executive talent.

FISCAL 1998 EXECUTIVE COMPENSATION

   BASE COMPENSATION. The Committee reviewed the recommendations and performance and market data outlined above and established a base salary level for each executive officer.

   INCENTIVE COMPENSATION. Cash bonuses are awarded only if the Company meets objectives. For all officers, other than the Chairman and the CEO and President, the objectives used by the Company as the basis for incentive compensation are revenue and customer satisfaction. The target amount of bonus is determined by the Committee. During fiscal 1998, certain executive officers received bonuses ranging from $6,000 to $100,000.

   STOCK OPTIONS. In fiscal 1998 stock options were granted to certain executive officers as incentives for them to become employees or to aid in the retention of executive officers and to align their interests with those of the stockholders. Stock options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on the executive's anticipated future contribution, ability to impact corporate results and past performance or consistency within the executive's peer group. In fiscal 1998, the Committee considered these factors, as well as the number of options held by each executive officer that remained unvested at the time the Committee was considering whether to make new option grants and the amount of shares underlying any new option grant. At the discretion of the Committee, executive officers may also be granted stock options to provide greater incentives to continue their employment with the Company and to strive to increase the value of the Company's Common Stock. The stock options generally become exercisable over a fifty-month period and are granted at a price that is equal to the fair market value of the Company's Common Stock on the date of the grant.

COMPANY PERFORMANCE AND CEO COMPENSATION

   K.B. Chandrasekhar, the Company's Chairman of the Board of Directors, was the Company's CEO until September 1998 at which time Ellen Hancock became the Company's CEO.

   BASE COMPENSATION. For fiscal year 1998, Mr. Chandrasekhar received a base salary of $210,000 and Ms. Hancock received a base salary of $200,000.

   INCENTIVE COMPENSATION. The objectives used by the Company as the basis for incentive compensation for Mr. Chandrasekhar and Ms. Hancock were a combination of revenue and earnings (loss) before net interest expense, income taxes, depreciation, amortization (including amortization of deferred stock compensation) and other noncash charges ("EBITDA") performance as set forth in the Executive Bonus Plan. Mr. Chandrasehkar was eligible to earn a target bonus of $115,000 for work performed in fiscal 1998 based on attainment of 100% of the Executive Bonus Plan objectives. Mr. Chandrasekhar and Ms. Hancock elected to forego their bonuses for work they performed in fiscal 1998.

   STOCK OPTIONS. In December 1998, Mr. Chandrasekhar was granted an incentive and a nonqualified stock option under the 1998 Plan, each at an exercise price per share of $20.00. The incentive stock option is for 12,390 shares and the nonqualified stock option is for 287,610 shares. Both vest over fifty months from the date of grant at a rate of 2% per month. Mr. Chandrasekhar was granted two non-plan option grants for 333,334 shares each in January 1998.
One of the non-plan options was granted by the Board of Directors at an exercise price per share of $4.50 and is not exercisable until the third anniversary of its date of grant provided Mr. Chandrasekhar continues to provide services as a full-time employee of the Company or any subsidiary of the Company through that date. The other non-plan option was granted by the Board of Directors at an exercise price per share of $9.00 and is not exercisable until the fifth anniversary of its date of grant, provided
Mr. Chandrasekhar continues to provide services as a full-time employee of the Company or any subsidiary of the Company through that date. The exercise price of the second option was at a 100% premium over the fair market value. If any of the following events occurs prior to the third or fifth grant anniversary date, both non-plan options immediately will become exercisable in full: the closing of the merger of the Company with and into an unaffiliated corporation, the sale of all or substantially all of the assets of the Company or his involuntary termination for any reason other than cause.

   In December 1998, Ms. Hancock was granted an incentive and a nonqualified stock option under the 1998 Plan, each at an exercise price per share of $20.00. The incentive stock option is for 20,832 shares and the nonqualified stock option is for 279,168 shares. Both vest over fifty months from the date of grant at a rate of 2% per month. The Board of Directors granted Ms. Hancock a non-plan option grant for 2,887,924 shares at $2.25 per share in connection with the commencement of her employment in March 1998. This option vests over fifty months while Ms. Hancock provides services to the Company or any subsidiary as to twelve percent of the shares six months after the date of grant and thereafter as to an additional two percent at the end of each full calendar month.

1999 STOCK OPTION PLAN

   In January 1999, the Company's Board of Directors adopted the 1999 Plan. The 1999 Plan has been designed to meet the "broadly based plans" exemption from the stockholder approval requirement for stock option plans under the Nasdaq National Market listing requirements. Officers of the Company and individuals who are subject to Section 16 of the Exchange Act may not receive more than 40% of all shares reserved for grant under the 1999 Plan. Only nonqualified stock options may be granted under the 1999 Plan.

COMPLIANCE WITH SECTION 162(m) OF THE INTERNAL REVENUE CODE.

   Internal Revenue Code Section 162(m) limits the Company's ability to deduct compensation in excess of $1,000,000 in any taxable year to the individual who is the CEO at the end of the taxable year and the four other highest compensated officers of the Company during the taxable year. Cash compensation for fiscal 1998 for any individual was not in excess of $1,000,000 and the Company does not expect cash compensation for fiscal 1999 to be in excess of $1,000,000 for any individual. The Company's 1998 Plan is in compliance with
Section 162(m) by limiting the amount of stock awards that may be granted to any one individual. The non-plan stock option grants made in fiscal 1998 do not comply with Section 162(m). In addition, the 1999 Plan is not in compliance with Section 162(m).

                                          COMPENSATION COMMITTEE

                                          PETER A. HOWLEY, CHAIR
                                          THADEUS J. MOCARSKI
                                          (through 12/8/98)
                                          MAX D. HOPPER
                                          (from 12/8/98)
                                          FREDERICK W.W. BOLANDER

                               PERFORMANCE GRAPH

   The stock price performance graph below is required by the SEC and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this information by reference and shall not otherwise be deemed soliciting material or filed under such acts.

   The following graph shows a comparison of cumulative total stockholder return, calculated on a dividend reinvested basis, for the Company, the Nasdaq Composite Stock Market Index (US) and the Goldman Sachs Internet Index. The graph assumes that $100 was invested in the Company's Common Stock, the Nasdaq Composite Stock Market (US) and the GS Internet Index from the date of the Company's initial public offering on March 19, 1998 through December 31, 1998. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                       [PERFORMANCE GRAPH APPEARS HERE]

                   $100 Initial Investment on March 19, 1998

                                                                 GS     Nasdaq
                                                   Exodus     Internet Composite
                                               Communications  Index     Index
                                               -------------- -------- ---------
        3/31/98...............................    $101.36     $103.91   $101.98
        6/30/98...............................     161.99      127.37    105.26
        9/30/98...............................      88.24      130.99     94.10
       12/31/98...............................     232.58      270.52    121.82

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   From January 1, 1998 to the present, there have been no (and there are no currently proposed) transactions in which the amount involved exceeded $60,000 to which we or any of our subsidiaries was (or is to be) a party and in which any executive officer, director, 5% beneficial owner of our Common Stock or member of the immediate family of any of the foregoing persons had (or will have) a pecuniary interest, except as described in the Executive Compensation section above.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our Common Stock ("10% Stockholders"), to file with the SEC initial reports of ownership on a Form 3 and reports of changes in ownership of our Common Stock and other equity securities on a Form 4 or Form 5. Such executive officers, directors and 10% Stockholders are required by SEC regulations to furnish us with copies of all
Section 16(a) forms they file. Based solely on our review of the copies of such forms furnished to us and written representations from the executive officers and directors, we believe that all of our executive officers, directors and 10% Stockholders made all the necessary filings under Section 16(a) during 1998, except that the following individuals had late filings in 1998: K.B. Chandrasekhar (Form 4 for sale of stock), John R. Dougery (Form 4 for exercise of warrants and purchase of stock), Mark Dubovoy (Form 4 for exercise of warrants and purchase of stock), Max D. Hopper (Form 4 for purchase of stock), Peter A. Howley (Form 4 for exercise of warrants and purchase of stock), Daniel C. Lynch (Form 4 for purchase of stock) and Kanwal S. Rekhi (Form 4 for exercise of warrants).

                             STOCKHOLDER PROPOSALS

   Stockholder proposals for inclusion in the Company's Proxy Statement and form of proxy relating to the Company's annual meeting of stockholders to be held in 2000 must be received by January 5, 2000. Stockholders wishing to bring a proposal before the annual meeting for 2000 (but not include it in the Company's proxy materials) must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company no later than April 5, 2000.

                                OTHER BUSINESS

   The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

   Whether or not you expect to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope so that your shares may be represented at the meeting.

                          EXODUS COMMUNICATIONS, INC.

                          1998 EQUITY INCENTIVE PLAN

             As Adopted January 15, 1998 and Amended June 2, 1999


         1.   PURPOSE.  The purpose of this Plan is to provide incentives to
              -------
attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 23.

         2.   SHARES SUBJECT TO THE PLAN.
              --------------------------

              2.1      Number of Shares Available.  Subject to Sections 2.2 and
                       --------------------------
18, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be 5,000,000 Shares plus (a) any authorized shares not issued or subject to outstanding grants under the Company's 1997 Equity Incentive Plan the ("Prior Plan") on the Effective Date (as defined in Section 19 below); (b) shares that are subject to issuance upon exercise of an option granted under the Prior Plan but cease to be subject to such option for any reason other than exercise of such option; and (c) shares that were issued under the Prior Plan which are repurchased by the Company at the original issue price or forfeited. Subject to Sections 2.2 and 18, Shares that are subject to: (x) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (y) an Award granted hereunder but are forfeited or are repurchased by the Company at the original issue price; and (z) an Award that otherwise terminates without Shares being issued, will again be available for grant and issuance in connection with future Awards under this Plan. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

              2.2      Adjustment of Shares.  In the event that the number of
                       --------------------
outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that
                                                        --------  -------
fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

         3.   ELIGIBILITY.  ISOs (as defined in Section 5 below) may be
              -----------
granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render
                --------
bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No person will be eligible to receive more than 750,000 Shares in any calendar year under this Plan pursuant to the grant of Awards hereunder, other than new employees of the Company or of a Parent or Subsidiary of the Company (including new employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company), who are eligible to receive up to a maximum of 1,250,000 Shares in the calendar year in which they commence their employment. A person may be granted more than one Award under this Plan.

         4.   ADMINISTRATION.
              --------------

              4.1      Committee Authority.  This Plan will be administered by
                       -------------------
the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direc-

                                                     Exodus Communications, Inc.
                                                      1998 Equity Incentive Plan


tion of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

         (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

         (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

         (c)  select persons to receive Awards;

         (d)  determine the form and terms of Awards;

         (e) determine the number of Shares or other consideration subject to Awards;

         (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

         (g)  grant waivers of Plan or Award conditions;

         (h)  determine the vesting, exercisability and payment of Awards;

         (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

         (j)  determine whether an Award has been earned; and

         (k) make all other determinations necessary or advisable for the administration of this Plan.

              4.2      Committee Discretion.  Any determination made by the
                       --------------------
Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

         5.   OPTIONS.  The Committee may grant Options to eligible persons and
              -------
will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

              5.1      Form of Option Grant.  Each Option granted under this
                       --------------------
Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO ("Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

              5.2      Date of Grant.  The date of grant of an Option will be
                       -------------
the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

                                                     Exodus Communications, Inc.
                                                      1998 Equity Incentive Plan

              5.3      Exercise Period.  Options may be exercisable within the
                       ---------------
times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will
                                        --------  -------
be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or
                ----------------
by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

              5.4      Exercise Price.  The Exercise Price of an Option will be
                       --------------
determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that:
(i) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

              5.5      Method of Exercise.  Options may be exercised only by
                       ------------------
delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

              5.6      Termination.  Notwithstanding the exercise periods set
                       -----------
forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

         (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

         (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (a) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (b) twelve (12) months after the Termination Date when the Termination is for Participant's death or

                                                     Exodus Communications, Inc.
                                                      1998 Equity Incentive Plan

              Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

         (c) Notwithstanding the provisions in paragraph 5.6(a) above, if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not after termination of service the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to termination, for services rendered for the day on which termination occurs, for salary in lieu of notice, or for any other benefits. In making such determination, the Board shall give the Participant an opportunity to present to the Board evidence on his behalf. For the purpose of this paragraph, termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is terminated.

              5.7      Limitations on Exercise.  The Committee may specify a
                       -----------------------
reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.


              5.8      Limitations on ISO.  The aggregate Fair Market Value
                       ------------------
(determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

              5.9      Modification, Extension or Renewal.  The Committee may
                       ----------------------------------
modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced
                --------  -------
below the minimum Exercise Price that would be permitted under Section 5.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

              5.10     No Disqualification.  Notwithstanding any other provision
                       -------------------
in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

         6.   RESTRICTED STOCK.  A Restricted Stock Award is an offer by the
              ----------------
Company to sell to an eligible person Shares that are subject to restrictions. The Committee will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

              6.1      Form of Restricted Stock Award.  All purchases under a
                       ------------------------------
Restricted Stock Award made pursuant to this Plan will be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time

                                                     Exodus Communications, Inc.
                                                      1998 Equity Incentive Plan

approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the Shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise determined by the Committee.

              6.2      Purchase Price.  The Purchase Price of Shares sold
                       --------------
pursuant to a Restricted Stock Award will be determined by the Committee on the date the Restricted Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price may be made in accordance with
Section 8 of this Plan.

              6.3      Terms of Restricted Stock Awards.  Restricted Stock
                       --------------------------------
Awards shall be subject to such restrictions as the Committee may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Restricted Stock Purchase Agreement. Restricted Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Restricted Stock Award, the Committee shall determine the extent to which such Restricted Stock Award has been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

              6.4      Termination During Performance Period.  If a Participant
                       -------------------------------------
is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Restricted Stock Purchase Agreement, unless the Committee will determine otherwise.

         7.   STOCK BONUSES.
              -------------

              7.1      Awards of Stock Bonuses.  A Stock Bonus is an award of
                       -----------------------
Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent or Subsidiary of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

              7.2      Terms of Stock Bonuses.  The Committee will determine the
                       ----------------------
number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and

                                                     Exodus Communications, Inc.
                                                      1998 Equity Incentive Plan

criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

              7.3      Form of Payment.  The earned portion of a Stock Bonus may
                       ---------------
be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Committee may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

         8.   PAYMENT FOR SHARE PURCHASES.
              ---------------------------

              8.1      Payment.  Payment for Shares purchased pursuant to this
                       -------
Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

         (a)  by cancellation of indebtedness of the Company to the Participant;

         (b) by surrender of shares that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

         (c) by tender of a full recourse promissory note having such terms as may be approved by the Committee and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not
                                --------  -------
              employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

         (d) by waiver of compensation due or accrued to the Participant for services rendered;

         (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

              (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

              (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

         (f)  by any combination of the foregoing.

              8.2      Loan Guarantees.  The Committee may help the Participant
                       ---------------
pay for Shares purchased under this Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

                                                     Exodus Communications, Inc.
                                                      1998 Equity Incentive Plan

         9.   WITHHOLDING TAXES.
              -----------------

              9.1      Withholding Generally.  Whenever Shares are to be issued
                       ---------------------
in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

              9.2      Stock Withholding.  When, under applicable tax laws, a
                       -----------------
Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and be in writing in a form acceptable to the Committee

         10.  PRIVILEGES OF STOCK OWNERSHIP.
              -----------------------------

              10.1     Voting and Dividends.  No Participant will have any of
                       --------------------
the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if
                                                              --------
such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant
                                      --------  -------
will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

              10.2     Financial Statements.  The Company will provide
                       --------------------
financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be
                                    --------  -------
required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

         11.  TRANSFERABILITY.  Awards granted under this Plan, and any interest
              ---------------
therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs. During the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

         12.  RESTRICTIONS ON SHARES.  At the discretion of the Committee, the
              ----------------------
Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of Participant's Termination Date and the date Participant purchases Shares under this Plan, for cash and/or

                                                     Exodus Communications, Inc.
                                                      1998 Equity Incentive Plan

cancellation of purchase money indebtedness, at the Participant's Exercise Price or Purchase Price, as the case may be.

         13.  CERTIFICATES.  All certificates for Shares or other securities
              ------------
delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

         14.  ESCROW; PLEDGE OF SHARES.  To enforce any restrictions on a
              ------------------------
Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Committee may
                                   --------  -------
require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

         15.  EXCHANGE AND BUYOUT OF AWARDS.  The Committee may, at any time or
              -----------------------------
from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

         16.  SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.  An Award will not
              ----------------------------------------------
be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance.
Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to:
(a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

         17.  NO OBLIGATION TO EMPLOY.  Nothing in this Plan or any Award
              -----------------------
granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

                                                     Exodus Communications, Inc.
                                                      1998 Equity Incentive Plan

         18.  CORPORATE TRANSACTIONS.
              ----------------------

              18.1     Assumption or Replacement of Awards by Successor.  In the
                       ------------------------------------------------
event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, such Awards will expire on such transaction at such time and on such conditions as the Committee will determine; provided, however, that the Committee may, in
                                 --------  -------
its sole discretion, provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate. If the Committee exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

              18.2     Other Treatment of Awards.  Subject to any greater rights
                       -------------------------
granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

              18.3     Assumption of Awards by the Company.  The Company, from
                       -----------------------------------
time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares
           ------
issuable upon exercise of any such option will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

         19.  ADOPTION AND STOCKHOLDER APPROVAL.  This Plan will become
              ---------------------------------
effective on the date on which the registration statement filed by the Company with the SEC under the Securities Act registering the initial public offering of the Company's Common Stock is declared effective by the SEC (the "Effective Date"). This Plan shall be approved by the stockholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Committee may grant Awards pursuant to this Plan; provided, however, that: (a) no Option may be exercised prior to
           --------  -------
initial stockholder approval of this Plan; (b) no Option granted pursuant to an increase in the number of Shares subject to this Plan approved by the Board will be exercised prior to the time such

                                                     Exodus Communications, Inc.
                                                      1998 Equity Incentive Plan

increase has been approved by the stockholders of the Company; and (c) in the event that stockholder approval of such increase is not obtained within the time period provided herein, all Awards granted pursuant to such increase will be canceled, any Shares issued pursuant to any Award granted pursuant to such increase will be canceled, and any purchase of Shares pursuant to such increase will be rescinded.

         20.  TERM OF PLAN/GOVERNING LAW.  Unless earlier terminated as provided
              --------------------------
herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

         21.  AMENDMENT OR TERMINATION OF PLAN.  The Board may at any time
              --------------------------------
terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval
              --------  -------
of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

         22.  NONEXCLUSIVITY OF THE PLAN.  Neither the adoption of this Plan by
              --------------------------
the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

         23.  DEFINITIONS.  As used in this Plan, the following terms will have
              -----------
the following meanings:

              "Award" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

              "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

              "Board" means the Board of Directors of the Company.

              "Cause" means the commission of an act of theft, embezzlement, fraud, dishonesty or a breach of fiduciary duty to the Company or a Parent or Subsidiary of the Company.

              "Code" means the Internal Revenue Code of 1986, as amended.

              "Committee" means the Compensation Committee of the Board.

              "Company" means Exodus Communications, Inc. or any successor corporation.

              "Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

              "Exchange Act" means the Securities Exchange Act of 1934, as amended.

              "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

              "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                                                     Exodus Communications, Inc.
                                                      1998 Equity Incentive Plan

              (a) if such Common Stock is then quoted on the Nasdaq National Market, its closing price on the Nasdaq National Market on the date of determination as reported in The Wall Street
                                                            ---------------
                   Journal;
                   -------

              (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;
                                          -----------------------

              (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal;
                      -----------------------

              (d) in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

              (e) if none of the foregoing is applicable, by the Committee in good faith.

              "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

              "Option" means an award of an option to purchase Shares pursuant to Section 5.

              "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              "Participant" means a person who receives an Award under this Plan.

              "Performance Factors" means the factors selected by the Committee from among the following measures to determine whether the performance goals established by the Committee and applicable to Awards have been satisfied:

              (a)   Net revenue and/or net revenue growth;

              (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

              (c)   Operating income and/or operating income growth;

              (d)   Net income and/or net income growth;

              (e)   Earnings per share and/or earnings per share growth;

              (f) Total shareholder return and/or total shareholder return growth;

              (g)   Return on equity;

              (h)   Operating cash flow return on income;

                                                     Exodus Communications, Inc.
                                                      1998 Equity Incentive Plan

              (i)   Adjusted operating cash flow return on income;

              (j)   Economic value added; and

              (k)   Individual confidential business objectives.

              "Performance Period" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

              "Plan" means this Exodus Communications, Inc. 1998 Equity Incentive Plan, as amended from time to time.

              "Restricted Stock Award" means an award of Shares pursuant to
Section 6.

              "SEC" means the Securities and Exchange Commission.

              "Securities Act" means the Securities Act of 1933, as amended.

              "Shares" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 2 and 18, and any successor security.

              "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

              "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

              "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of
(i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

              "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

              "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

                                    PROXY

                         EXODUS COMMUNICATIONS, INC.

                Annual Meeting of Stockholders - June 2, 1999

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Richard S. Stoltz and Adam W. Wegner, and each of them, as proxies of the undersigned, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of stock of Exodus Communications, Inc. which the undersigned is entitled to vote, as specified on the reverse side of this card, at the Annual Meeting of Stockholders of Exodus Communications, Inc. (the "Meeting") to be held on June 2, 1999 at 10:00 a.m., local time, at The Westin Santa Clara, 5101 Great America Parkway, Santa Clara, California, and at any adjournment or postponement thereof.

When this Proxy is properly executed, the shares to which this Proxy relates will be voted as specified and, if no specification is made, will be voted for the Board of Director nominees and for Proposals 2, 3 and 4, and this Proxy authorizes the above designated Proxies to vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

[See reverse side] (Continued and to be signed on reverse side)

[X] Please mark votes as in this example

         The Board of Directors recommends a vote FOR the Proposals:

1.  ELECTION OF DIRECTORS.  [to be revised based on April 19 Board meeting]

    Nominees:  Frederick W.W. Bolander        Daniel C. Lynch
               Mark Dubovoy                   Thadeus J. Mocarski
               John R. Dougery                Kanwal S. Rekhi
               Max D. Hopper                  K. B. Chandrasekhar
               Peter A. Howley                Ellen M. Hancock

                     [_] For   [_] Against   [_] Abstain

    Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:

    __________________________________________________________________________

2. AMENDMENT OF THE COMPANY'S RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK ISSUABLE BY THE COMPANY FROM 100,000,000 TO 300,000,000.

                     [_] For   [_] Against   [_] Abstain

3. AMENDMENT OF 1998 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 2,000,000 SHARES.

                     [_] For   [_] Against   [_] Abstain

4.  RATIFICATION OF APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT
    AUDITORS.

                     [_] For   [_] Against   [_] Abstain

    Please sign exactly as your name(s) appear(s) on this Proxy. If shares of stock stand of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign this Proxy. If shares of stock are held of record by a corporation, this Proxy should be executed by the president or vice president and the secretary or assistant secretary. Executors, administrators or other fiduciaries who execute this Proxy for a deceased stockholder should give their full title. Please date this Proxy.

[_] Mark here for address change and note below

Signature:__________________________ Date: _________________

Whether or not you plan to attend the meeting in person, you are urged to complete, date, sign and promptly mail this Proxy in the enclosed return envelope so that your shares may be represented at the meeting.

                                       2